Exhibit 99.1

          CERTIFICATION BY CHIEF EXECUTIVE OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


     In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002, (the "Report") filed with the Securities and Exchange Commission, I, Clarence L. Werner, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.The Report fully complies with the requirements of
       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 13, 2002                  /s/ Clarence L. Werner
                                   ------------------------
                                   Clarence L. Werner
                                   Chairman and Chief Executive Officer